UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2022

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend certain disclosures set forth in OraSure Technologies, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2022 (the “Original 8-K”) under the heading “Resignation of Named Executive Officer” set forth in Item 5.02 therein. The disclosure contained under the heading “Resignation of Named Executive Officer” set forth in Item 5.02 of the Original 8-K is hereby amended and restated in its entirety by the disclosure contained in Item 5.02 of this Amendment No. 1.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on May 23, 2022, Kathleen G. Weber, who currently serves as the Company’s President of Molecular Solutions, notified the Company of her intention to resign from the Company, effective August 21, 2022.

Ms. Weber has notified the Company of her decision to rescind her resignation as President of Molecular Solutions. On July 15, 2022, the board of directors of the Company accepted the rescission of Ms. Weber’s resignation. As a result, Ms. Weber will continue to serve as the Company’s President of Molecular Solutions under the previously existing employment agreement by and between Ms. Weber and the Company, that was described in the Company’s Definitive Proxy Statement for its Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 7, 2022 (the “Proxy Statement”). The information with respect to Ms. Weber as required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K is set forth in the Proxy Statement and is hereby incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: July 15, 2022	By:	/s/ Scott Gleason
Scott Gleason
Interim Chief Financial Officer and Senior Vice President, Investor Relations and Corporate Communications